Property, Machinery and Equipment, Net and Assets For The Right-Of-Use, Net - Consolidated Property, Machinery and Equipment, Net (Detail) - USD ($) $ in Millions	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Detailed Information About In Property Plant Equipment Right Of Use Assets [Abstract]
Property, machinery and equipment, net	$ 10,202	$ 10,170	$ 10,565	$ 11,232
Assets for the right-of-use, net	1,120	1,243
Property Plant Equipment And Right Of Use Asset	$ 11,322	$ 11,413